UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Excange on Which Registered
Common Stock, par value $0.01	NRG	New York Stock Exchange

Item 8.01.     Other Events.

On May 7, 2019, NRG Energy, Inc. (“NRG”) issued a press release announcing its proposed offering (the “Offering”) of $733.0 million in aggregate principal amount of senior notes due 2029 (the “Notes”). A copy of the press release announcing the Offering is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Also on May 7, 2019, NRG issued a press release announcing the commencement of its cash tender offer to purchase any and all of the approximately $733.6 million outstanding aggregate principal amount of its 6.25% senior notes due 2024 (the “2024 Notes”), subject to certain conditions, including the consummation of the Offering (the “Tender Offer”). A copy of the press release announcing the Tender Offer is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Additionally, on May 7, 2019, NRG issued a notice of conditional redemption (the “Conditional Redemption Notice”) in the name of NRG to the holders of the 2024 Notes, pursuant to the Indenture, dated as of April 21, 2014, by and among NRG, the guarantors party thereto and Delaware Trust Company (as successor in interest to Law Debenture Trust Company of New York), as trustee, as amended and supplemented (the “Indenture”). Pursuant to the Conditional Redemption Notice, NRG has elected, subject to the condition described below, to redeem (the “Redemption”) any and all 2024 Notes that remain outstanding on June 6, 2019 (the “Redemption Date”). The redemption price for the 2024 Notes, as set forth in the Indenture, is equal to 103.125% of the principal amount of such 2024 Notes redeemed, plus accrued and unpaid interest thereon to the Redemption Date. The Redemption will be conditioned upon NRG’s consummation of an offering of senior unsecured notes in an aggregate principal amount that results in gross proceeds to NRG of at least $733.0 million, on or before the business day prior to the Redemption Date.

This Current Report on Form 8-K does not constitute a notice of redemption under the Indenture, nor an offer to tender for, or purchase, any 2024 Notes or any other security.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 7, 2019, announcing the Offering.

99.2	Press Release, dated May 7, 2019, announcing the Tender Offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2019		NRG Energy, Inc.
(Registrant)

	By:	/s/ Christine A. Zoino
Christina A. Zoino
Corporate Secretary